Concentration of Risk	12 Months Ended
Dec. 31, 2025
Concentration of Risk [Abstract]
Concentration of risk

Note 15 — Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and short-term investments. In Mainland China, the insurance coverage for cash deposits of each bank is RMB 500,000 (approximately USD 71,136). As of December 31, 2025, cash balance of RMB 184,238,805 (USD 26,211,986) was deposited with financial institutions located in Mainland China, of which RMB 165,254,186 (USD 23,511,010) was subject to credit risk. The Hong Kong Deposit Protection Board pays compensation up to a limit of HKD 800,000 (approximately USD 102,802) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2025, cash balance of HKD 347,692,980, approximately RMB 46,693,367 (USD 6,643,149) was maintained at financial institutions in Hong Kong, of which RMB 46,693,367 (USD 6,643,149) was subject to credit risk. The Singapore Deposit Insurance Corporation Limited (SDIC) insures deposits in a Deposit Insurance (DI) Scheme member bank or finance company up to SGD 100,000 (USD 77,660) per account. As of December 31, 2025, cash balance of SGD 133,024,196 approximately RMB 726,125,878 (USD103,307,233) was maintained at DI Scheme banks in Singapore, of which SGD 125,362,458 approximately RMB 684,303,515 (USD 97,357,090) was subject to credit risk. In the US, the insurance coverage of each bank is USD 250,000.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

Customer concentration risk

For the year ended December 2023, one customer accounted for 9.2% of the Company’s total revenues. For the year ended December 31, 2024, one customer accounted for 12.0% of the Company’s total revenues. For the year ended December 31, 2025, three customers accounted for 17%, 14% and 11% of the Company’s total revenues, respectively.

As of December 31, 2024, one customer accounted for 10.7% of the Company’s accounts receivable. As of December 31, 2025, three customers accounted for 39%, 15% and 13% of the Company’s accounts receivable, respectively.

Vendor concentration risk

For the year ended December 31, 2023, one vendor accounted for 11.2% of the Company’s total purchases. For the year ended December 31, 2024, one vendor accounted for 13.7% of the Company’s total purchases. For the year ended December 31, 2025, three vendors accounted for 19%, 16% and 15% of the Company’s total purchases, respectively.

As of December 31, 2024, four vendors accounted for 27.7%, 20.7%, 14.4% and 12.7% of the Company’s accounts payable, respectively. As of December 31, 2025, five vendors accounted for 32%, 21%, 11%, 11% and 10% of the Company’s accounts payable, respectively.